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                                                                EXHIBIT 23.2



                     CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this Registration Statement of Form S-4 (File
No. 333-06489) on our report dated January 31, 1996, of our audit of the financial statements of The Majestic Star Casino, L.L.C., as of December 31, 1995, and for the period December 8, 1993 (date of inception) to December 31, 1995. We also consent to the reference to our Firm under the caption "Experts."



                                                Coopers & Lybrand, L.L.P.



Detroit, Michigan
August 29, 1996